Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ameritrans Capital Corporation (the "Company") on Form 10-K for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on September 28, 2012 (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Ameritrans Captial Corporation and Subsidiaries.

Date: September 28, 2012	/s/ Richard L. Feinstein
Richard L. Feinstein
Chief Financial Officer